SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017

NETFLIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Winchester Circle

Los Gatos, CA

95032

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number including area code: (408) 540-3700

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On April 26, 2017, Netflix, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Morgan Stanley & Co. International plc, as representative of the several initial purchasers listed in Schedule 1 thereto (the “Initial Purchasers”), relating to the sale by the Company of €1,300,000,000 aggregate principal amount of its 3.625% Senior Notes due 2027 (the “Notes”), which are being offered outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act (the “Notes Offering”). The Company intends to use the net proceeds from the Notes Offering for general corporate purposes, which may include content acquisitions, capital expenditures, investments, working capital and potential acquisitions and strategic transactions. The Purchase Agreement contains customary representations, warranties and covenants by the Company together with customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities. The Notes Offering is expected to close on May 2, 2017.

The description of the Purchase Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01.	Other Events.

On April 24, 2017, the Company issued a press release announcing that it proposes to offer €1 billion aggregate principal amount of its senior notes. A copy of the press release is attached as Exhibit 99.1.

On April 26, 2017, the Company issued a press release announcing the pricing of its offering of €1.3 billion aggregate principal amount of its 3.625% Senior Notes due 2027. A copy of the press release is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Purchase Agreement, dated as of April 26, 2017, between the Company and Morgan Stanley & Co. International plc, as representative of the Initial Purchasers listed in Schedule 1 thereto.

99.1	Press release issued by Netflix, Inc. on April 24, 2017, announcing that it proposes to offer €1 billion senior notes.

99.2	Press release issued by Netflix, Inc. on April 26, 2017, announcing pricing of its 3.625% Senior Notes due 2027.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

/s/ David Hyman
By:	David Hyman
Title:	General Counsel

Dated: April 27, 2017

Index to Exhibits

10.1	Purchase Agreement, dated as of April 26, 2017, between the Company and Morgan Stanley & Co. International plc, as representative of the Initial Purchasers listed in Schedule 1 thereto.

99.1	Press release issued by Netflix, Inc. on April 24, 2017, announcing that it proposes to offer €1 billion senior notes.

99.2	Press release issued by Netflix, Inc. on April 26, 2017, announcing pricing of its 3.625% Senior Notes due 2027.